Exhibit 99.1

1 February Transportation Investment Conferences February 12 & 13, 2013

2 Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of the date of this filing. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 19-29 of the Alexander & Baldwin, Inc. (“A&B”) 2011 Form 10-K and other subsequent filings with the SEC by Matson, Inc. Statements in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about Matson from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about us can be obtained without charge by sending a request to Matson, Inc., 1411 Sand Island Parkway, Honolulu, Hawaii 96819, Attention: Investor Relations; by calling (808) 848-1211; or by accessing them on the web at http://www.matson.com.

3 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Superior asset quality and flexibility Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

4 The Matson Brand Premier Ocean Transportation and Logistics Provider 130 years of Leadership in the Pacific Service and Reliability Beyond the Norm Financial Stability Delivering Value to Our Customers 4

5 Shanghai Ningbo Xiamen Guam Honolulu, Hawaii Long Beach Oakland Portland Seattle Micronesia Matson Ocean Transportation Connecting the Pacific Unlike Anyone Else

Matson South Pacific Acquisition Acquired primary assets of Reef Shipping for $9.6 million Reef in business since 1968 Four small container ships Approximately 1,300 containers Included two market-rate charters (2/5 year terms) Expansion into strategically attractive adjacent Pacific regions New platform creates opportunities to link with Guam/China/Hawaii Will be included in Ocean Transportation segment for reporting purposes North & West of Fiji Tahiti & Cook Islands Fiji, Samoas, Tonga Guam/Micronesia

Average age of current 9-ship active fleet is 19 years Arrivals among best in the world: 75 - 85% arrivals on-time or within 59 minutes compared with industry standard of 24 hours About half of the 15 – 25% late arrivals due to weather Three to five year strategic re-fleeting plan calls for 2 new Jones Act containerships Superior Fleet Quality And Performance

8 Hawaii Service Largest West Coast to Hawaii container and auto carrier Nine ships providing three arrivals per week into Honolulu Dedicated terminal operations Own and operate neighbor island barge network Principal carrier in the trade Nawiliwili Kahululi Hilo Kawaihae Honolulu Hawaii Neighbor Island Service

Hawaii Service Fourth Quarter Performance Slight uptick in volume YOY Lower vessel operating costs as fleet returned to 9-ship deployment Barge dry-docking led to higher outside transportation costs Outlook for 2013 Modest volume gains Core 9-ship deployment expected for most of year due to lighter dry-dock schedule Second Pasha vessel not expected to enter market until 2014 Container Volume 25,000 30,000 35,000 40,000 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Auto Volume 10,000 15,000 20,000 25,000 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

Hawaii: Poised for Growth Positive economic trends International tourism a growth opportunity Hawaii among the world’s most desirable vacation destinations Experience catering to growing demand from Asian tourists Infrastructure projects expected to support expansion of construction industry 0.6% 9.4% 6.3% 1.6% 2012F Statistic 2010 2011 2013F Real GDP 1.4% -0.2% 2.4% Unemployment 6.9% 6.7% 5.6% Visitor Arrivals 7.7% 4.0% 3.9% Construction Jobs -8.1% -2.0% 7.7% 10 Sources: Hawaii Department of Business, Economic Development & Tourism, Fourth Quarter 2012 Report, November 8, 2012 University of Hawaii Economic Research Organization, State Forecast Update, November 2, 2012

11 Guam Service Matson has historically carried over one-half of U.S.-origin freight Currently serves entire market with the departure of the second carrier from the trade Easy connections from Oakland and Pacific Northwest to Guam via terminal in Honolulu Yap Guam Guam Micronesia Island Service Palau Saipan Rota Tinian Ebeye & Kwajalein Kosrae Pohnpei Chuuk

Guam Service Outlook for 2013 Muted economic activity Volume similar to 2012, assuming no new competitor enters market Military redeployment pushed out to 2015, at earliest Fourth Quarter Performance Container volume up significantly YOY reflecting competitor exit in 4Q2011 Overall market has contracted slightly Container Volume 0 2,000 4,000 6,000 8,000 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

13 China Service Five ships connect Xiamen, Ningbo and Shanghai weekly to the Long Beach port Matson’s share in historically established Ningbo-Shanghai to Southern California is approximately 5-6% Fastest transit time from Shanghai: 10 days vs. 12-14 (current trade standard) 10-day transit together with next-day freight availability generates a 3-6 day competitive advantage Round trip dual head-haul revenue model provides significant economic competitive advantage Shanghai CLX China Ports Ningbo Xiamen

China Expedited Service (CLX) Fourth Quarter Performance YOY spot freight rates up significantly Benefits approximately 50% of volume Container volume down 11.4% in 4Q12 Delayed sailing slipped into 2013 Ships running near full capacity Outlook for 2013 Record global capacity added Average annual freight rates expected to erode modestly Expect flat container volume YOY Container Volume 0 5,000 10,000 15,000 20,000 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Average Shanghai Containerized Freight Index by Quarter (Spot Rates) $1,478 $1,813 $2,429 $2,561 $2,273 0 500 1,000 1,500 2,000 2,500 3,000 4Q11 1Q12 2Q12 3Q12 4Q12

15 Transpacific Eastbound Freight Rates Source: Shanghai Containerized Freight Index Shanghai Containerized Freight Index (Spot Rates) $1,000 $1,500 $2,000 $2,500 $3,000 9/30/11 12/30/11 3/30/12 6/30/12 9/30/12 12/30/12

16 COST ($) COST (more $ = less value) Matson: 10x less costly 1x 10x 5x TIME (DAYS) TRANSIT TIME (more days = less value) Matson: 10 days vs. 5 days 2 20 10 TOTAL COST/ TIME VALUE Matson: 5x the value of air freight = VALUE 0.5 5 _ : The Next Target: Focus on Premium Freight with Delivery Precision Most air freight carriers: 4 – 6 days Matson: 10 days, next-day cargo availability Sea – air option for premium service, premium value Source: Matson Marketing

17 SSA Terminals Joint Venture Formed July 1999 – SSA Marine (65%) and Matson (35%) Service U.S. West Coast Stevedoring/Terminal Operator Container Equipment Maintenance Chassis Pools On-Dock Rail Locations Terminals SSAT Total %SSAT* Long Beach/LA 2 14 14% Oakland 2 8 25% Seattle/Tacoma 2 9 22% 6 31 19% Source: Matson management estimates *Represents percentage of total locations as appropriate

18 Guaranteed berth/cranes Quick turn of vessels Maintain sailing schedules Fast cargo availability Quick truck turns Quick yard turns Flexibility to receive freight close to departure Increased customer satisfaction Strategic Benefits of Dedicated Terminals

SSAT Joint Venture Outlook for 2013 Customer loss will negatively impact joint venture contributions Aggressive expense control initiatives Breakeven performance expected Fourth Quarter Performance Customer losses continue to weigh on performance Overall market has contracted slightly Equity in Income from Joint Venture (in millions) $5.2 $6.2 $12.8 $8.6 $3.2 0 3 6 9 12 15 2008 2009 2010 2011 2012 19

20 Matson Logistics A National Network of Integrated Services Seattle Portland Houston Reno St Paul Chicago Birmingham Dallas Philadelphia Atlanta Savannah Jacksonville Akron Indianapolis Long Beach Phoenix Boston Columbus SF/ Oakland Source: Matson management Warehousing & Distribution China Supply Chain Services Domestic & International Intermodal Highway TL and LTL Customer Service Center Logistics Sales International Intermodal Sales Warehousing and Distribution Matson Port Facility Top 10 third-party logistics broker Leverages Matson brand Long-term relationships with customers and vendors Scalable model with high ROIC

21 Matson Logistics Priorities 21 Achieve organic growth Highway and intermodal brokerage Distribution and warehouse services Increase coordinated cross-selling with Ocean Transportation Further develop the 53-foot intermodal domestic container pilot program Goal to return operating margins to historical 2 to 4 percent range

22 Seasoned Management Team Name Title Matson Years in Transportation Matthew J. Cox President & CEO 2001 23 Joel M. Wine SVP & CFO 2011 1 Ronald J. Forest SVP, Operations 1995 34 David L. Hoppes SVP, Ocean Services 1989 31 Kevin C. O’Rourke SVP, General Counsel 1992 34 Vic S. Angoco SVP, Pacific 1996 22 Rusty K. Rolfe President, Matson Logistics 2001 30 More than 175 Years of Combined Transportation Experience

Financial Highlights

24 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Superior asset quality and flexibility Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

EBITDA, EPS and ROIC – FY 2012 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics FY12 Net Income of $45.9 million versus FY11 Net Income of $34.2 million FY EBITDA ($millions) $150.2 $168.8 $50.0 $100.0 $150.0 $200.0 $250.0 FY11 FY12 FY ROIC (%) 9.9% 0.0% 4.0% 8.0% 12.0% 16.0% FY12 FY EPS from Continuing Operations, Fully Diluted $1.09 $1.22 $0.00 $0.40 $0.80 $1.20 $1.60 FY11 FY12 25

Ocean Transportation SSAT contributed $0.1 million in 4Q12 and $3.2 million in FY 2012 8.8% $26.7 $303.7 4Q12 $14.2 $12.5 Operating Income 4.4% Oper. Income Margin Change 4Q11 $21.6 Revenue $282.1 8.1% $96.6 $1,189.8 FY12 $22.9 $73.7 Operating Income 6.8% Oper. Income Margin Change FY11 $113.6 Revenue $1,076.2 4Q 2012 Operating Income ($millions) $12.5 $26.7 $0 $10 $20 $30 $40 4Q11 4Q12 FY 2012 Operating Income ($millions) $73.7 $96.6 $20 $40 $60 $80 $100 $120 FY11 FY12

Matson Logistics (3.0%) ($2.8) $94.6 4Q12 ($2.1) ($0.7) Operating Income (0.8%) Oper. Income Margin Change 4Q11 $1.8 Revenue $92.8 0.0% $0.1 $370.2 FY12 ($4.8) $4.9 Operating Income 1.3% Oper. Income Margin Change FY11 ($16.2) Revenue $386.4 4Q 2012 Operating Income ($millions) ($0.7) ($2.8) -$4 -$2 $0 $2 $4 4Q11 4Q12 FY 2012 Operating Income ($millions) $4.9 $0.1 $0 $2 $4 $6 FY11 FY12 27

28 EBITDA1, 2 (Dollars in Millions) $10 $133 $129 $175 $219 $68 $38 $13 $71 $47 Matson Financial Data 1 EDITDA and capital expenditure information extracted from previously filed Form 10-Ks which include other income and exclude intercompany income. 22011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the financial statements prior to the Company’s June 29, 2012 Separation transaction, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Capital Expenditures1 (Dollars in Millions) Average excluding new Vessels = $40 million Other New Vessels $38 $196 $169 $193 $186 $97 $150 $135 $ 213 $204 $177 $149 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Condensed Balance Sheet 35.5 19.9 Cash Assets (dollars in millions) 12/31/12 6/30/12 Other total current assets 214.2 201.3 Investments in affiliates 59.6 58.7 Property, net 762.5 783.0 Other assets 118.1 111.0 Total $1,174.3 $1,189.5 28.4 16.4 Current portion of long-term debt 179.3 177.0 Other current liabilities 33.0 38.4 Other liabilities 252.0 251.9 Deferred income taxes Liabilities & Shareholders’ Equity 12/31/12 6/30/12 Total current liabilities 193.4 207.7 Long term debt 302.7 344.4 Employee benefit plans 108.0 105.1 Total long term liabilities 701.0 734.5 Shareholders’ equity 279.9 247.3 Total $1,174.3 $1,189.5 Debt Total debt of $319.1 million Current portion is $16.4 million Net Debt/EBITDA ratio of 1.77 Paid down total debt by $53.7 million since Separation See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics 29

Ocean Transportation operating income for 2013 expected to be modestly higher than 2012, impacted by: Modest uptick in Hawaii volume 9-ship fleet deployment due to lighter dry-dock schedule Flat Guam volume Modest erosion in China rates Break-even performance at SSAT Logistics operating profit expected to turn positively in 2013, impacted by: Continued expense control Improved NorCal warehouse operations after consolidation 53’ program, improve internal sales 1Q13 operating income outlook Approximate doubling in Ocean Transportation from $5.8 million 1Q12 base Breakeven in logistics, similar to 1Q12 base 2013 Outlook 30

31 Appendix

32 More detailed information is available in previously filed Form 10-Ks and 10-Qs Ocean Transportation Operating Income Operating Income Operating Margin 10-year Average Annual Operating Income: $101.4 million $ millions Adjusted Operating Income Operating Margin $93.2 $105.6 $126.5 $105.6 $57.8 $73.7 $96.6 $118.3 $128.0 $108.3 $0 $20 $40 $60 $80 $100 $120 $140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0%

33 Pre-Tax Income (Loss) SSAT Investment More detailed information is available in previously filed Form 10-Ks and 10-Qs 10-year Average Annual Pre-tax Income: $8.5 million $ millions $4.7 $17.1 $13.3 $10.7 $5.2 $6.2 $12.8 $8.6 $3.2 $3.4 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

34 Logistics Operating Income More detailed information is available in previously filed Form 10-Ks and 10-Qs Operating Income Operating Margin 10-year Average Annual Operating Income: $10.8 million $ millions Operating Income Operating Margin $4.3 $8.9 $20.8 $21.8 $18.5 $6.7 $7.1 $14.4 $4.9 $0.1 $0 $5 $10 $15 $20 $25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0%

35 Unaudited, more detailed information is available in previously filed Form 10-Ks and 10-Qs Quarterly Operating Income from Continuing Operations Operating Income Operating Margin $ millions Ocean Transportation $10.3 $28.6 $5.2 $27.1 $28.9 $5.8 $31.2 $32.9 $26.7 $12.5 $42.5 $36.9 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0%

36 Unaudited, more detailed information is available in previously filed Form 10-Ks and 10-Qs Quarterly Operating Income from Continuing Operations Operating Income Operating Margin $ millions Logistics $1.9 $2.0 $1.5 $2.1 $2.0 $0.3 $1.3 $1.3 -$2.8 -$0.7 $1.8 $1.5 -$4 -$3 -$2 -$1 $0 $1 $2 $3 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0%

37 Selected Segment Data More detailed information is available in previously filed Form 10-Ks and 10-Qs $73.8 $ 3.2 $70.6 $47.2 $ 3.0 0 $44.2 2011 2003 2004 2005 2006 2007 2008 2009 2010 2012 Capital Expenditures Ocean Transportation $133.2 $128.6 $173.9 $217.1 $65.8 $35.5 $12.7 $69.4 $37.0 Vessel Purchases $100.1 $ 98.2 $148.8 $154.6 $ 1.9 $ 1.3 $ 0.2 0 0 Logistics Services $ 0.2 $ 0.1 $ 1.3 $ 1.7 $ 2.0 $ 2.4 $ 0.6 $ 1.8 $1.1 Total CAPEX $133.4 $128.7 $175.2 $218.8 $67.8 $37.9 $13.3 $71.2 $38.1 Depreciation & Amortization Ocean Transportation $ 51.0 $ 56.8 $ 59.5 $ 58.1 $63.2 $66.1 $67.1 $69.0 $68.7 Logistics Services $ 0.9 $ 1.2 $ 1.4 $ 1.5 $ 1.5 $ 2.3 $ 3.5 $ 3.2 $3.4 Total D&A $51.9 $58.0 $60.9 $59.6 $64.7 $68.4 $70.6 $72.2 $72.1

Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to EBITDA and Return on Invested Capital (“ROIC”). The Company defines EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance. For purposes of external reporting, the Company defines ROIC as Net Income less Income or Loss from Discontinued Operations plus tax effected Interest Expense divided by Total Debt plus Shareholder Equity. Our calculation of ROIC may not be comparable to ROIC as calculated by other companies.

GAAP to Non-GAAP Reconciliation (ROIC) 7.2 Add: Interest expense (tax effected)1 (6.1) Subtract: Loss from discontinued operations 279.9 Shareholder Equity 59.2 Total Return 9.9% ROIC (Total Return/Total Invested Capital) 45.9 Net Income 599.0 319.1 2012 Dollars in Millions, unless otherwise noted Total Debt Total Invested Capital2 The effective tax rate for 2012 is 38.82% Total Debt and Shareholder Equity as of December 31, 2012

GAAP to Non-GAAP Reconciliation (Net Debt and EBITDA) 18.6 150.2 168.8 9.9 30.4 40.3 EBITDA 5.5 (11.6) (6.1) 5.0 (5.1) (0.1) Subtract: Loss from discontinued operations 7.9 25.1 33.0 1.3 3.1 4.4 Add: Income tax expense 11.7 34.2 45.9 14.0 1.6 15.6 Net Income 72.1 11.7 2012 Full Year 71.6 7.7 2011 0.5 4.0 Change Fourth Quarter Dollars in Millions 16.4 3.8 2012 18.6 2.0 2011 (2.2) 1.8 Change Add: Interest expense Add: Depreciation & amortization $319.1 Total Debt $299.2 Net Debt (19.9) (Less) Total Cash As of December 31, 2012 (in $ millions)

GAAP to Non-GAAP Reconciliation (EBITDA) 213.2 65.2 148.0 2007 186.4 59.6 126.8 2006 203.5 60.9 142.6 2005 177.0 58.0 119.0 2004 150.3 196.2 135.1 192.6 149.4 96.7 EBITDA 71.6 70.8 70.6 68.5 51.9 51.2 Segment Depreciation and Amortization 78.7 125.4 64.5 124.1 97.5 45.5 Segment Operating Income Excluding Discontinued Ops 2009 2010 2011 2002 2003 2008 Dollars in Millions More detailed information is available in previously filed Form 10-Ks and 10-Qs